[ARTICLE] 5
                                                     Exhibit 10.2







                    BARR LABORATORIES, INC.


          EMPLOYEES SAVINGS & RETIREMENT PLAN (401(k))

        (Restated and Amended Effective January 1, 1989)

































ARTICLE I                                                      1
    DEFINITIONS                                                1
        1.1  "Act"                                             1
        1.2  "Administrator"                                   1
        1.3  "Aggregate Account"                               1
        1.4  "Beneficiary"                                     1
        1.5  "Code"                                            1
        1.6  "Compensation"                                    1
        1.7  "Elective Contribution                            1
        1.8  "Eligible Employee"                               2
        1.9  "Employee"                                        2
        1.10 "Employer"                                        2
        1.11 "Excessive Aggregate Contributions"               2
        1.12 "Excessive Elective Allocations"                  2
        1.13 "Excessive Contributions"                         2
        1.14 "Fiduciary"                                       2
        1.15 "Forfeiture"                                      2
        1.16 "Former Participant"                              2
        1.17 "Highly Compensated Employee"                     2
        1.18 "Hour of Service"                                 3
        1.19 "Key Employee"                                    4
        1.20 "Non-Elective Contribution                        4
        1.21 "Non-Key Employee"                                4
        1.22 "Normal Retirement Date"                          4
        1.23 "Break in Service"                                4
        1.24 "Participant"                                     4
        1.25 "Participant's Employer Contribution Account"     4
        1.26 "Participant's Elective Contribution Account"     4
        1.27 "Plan"                                            5
        1.28 "Plan Year"                                       5
        1.29 "Regulation"                                      5
        1.30 "Pre-Retirement Survivor Annuity"                 5
        1.31 "Retired Participant"                             5
        1.32 "Retirement Date"                                 5
        1.33 "Severance from Service Date"                     5
        1.34 "Suspense Account"                                5
        1.35 "Terminated Participant"                          5
        1.36 "Top Heavy Plan Year"                             5
        1.37 "Total and Permanent Disability"                  5
        1.38 "Trustee"                                         5
        1.39 "Trust Fund"                                      6
        1.40 "Valuation Date"                                  6
        1.41 "Voluntary Contribution Account"                  6
        1.42 "Voluntary Contributions"                         6
        1.43 "Years of Service"                                6


ARTICLE II                                                     7
    ADMINISTRATION                                             7
        2.1  Powers and Responsibilities of the Employer       7
        2.2  Assignment and Designation of
               Administrative Authority                        7
        2.3  Allocation and Delegation of Responsibilities     7
        2.4  Powers, Duties and Responsibilities               8
        2.5  Records and Reports                               9
        2.6  Appointment of Advisors                           9
        2.7  Information From Employer                         9
        2.8  Payment of Expenses                               9
        2.9  Majority Actions                                 10
        2.10 Claims Procedure                                 10
        2.11 Claims Review Procedure                          10

ARTICLE III                                                   11
    ELIGIBILITY                                               11
        3.1  Conditions of Eligibility                        11
        3.2  Authorization for Elective Contributions & Voluntary
               Contributions                                  11
        3.3  Determination of Eligibility                     11
        3.4  Termination of Eligibility                       11
        3.5  Omission of Eligible Employee                    11
        3.6  Inclusion of Ineligible Employee                 12

ARTICLE IV                                                    13
    CONTRIBUTION AND ALLOCATION                               13
        4.1  Formula for Determining Employer's
               Non-Elective Contributions                     13
        4.2  Participant's Elective Contributions             13
        4.3  Amount of Employer's Contribution                14
        4.3.1Special Provisions for Union Employees           14
        4.4  Time of Payment of Non-Elective Contribution     14
        4.5  Time of Payment of Elective Contribution         14
        4.6  Allocation of Contribution, Earnings
             and Forfeitures                                  14
        4.7  Limitation on Deferred Compensation Elections    16
        4.8  Correction of Excessive Allocations              17
        4.9  Correction of Excessive Elective Contributions   17
        4.10 Recharacterization of Excessive Contributions    18
        4.11 Limitation on Employer Matching Contribution
               and Voluntary Contributions                    19
        4.12 Correction of Excess Aggregate Contributions     20
        4.13 Special Rule for Family Members                  21
        4.14 Maximum Annual Additions                         22
        4.15 Adjustment for Excessive Annual Additions        24
        4.16 Transfers from Qualified Plans                   24
        4.17 Voluntary Contributions                          25

ARTICLE V                                                     26
    ACCOUNTING & VALUATIONS                                   26
        5.1  Accounting                                       26
        5.2  Valuations                                       26

ARTICLE VI                                                    27
    DETERMINATION AND DISTRIBUTION OF BENEFITS                27
        6.1  Determination of Benefits Upon Retirement        27
        6.2  Determination of Benefits Upon Death             27
        6.3  Determination of Benefits in Event of Disability 28
        6.4  Determination of Benefits Upon Termination       28
        6.5  Distribution of Benefits                         30
        6.6  Distribution of Benefits Upon Death              33
        6.7  Time of Segregation or Distribution              35
        6.8  Distribution for Minor Beneficiary               36
        6.9  Location of Participant or Beneficiary Unknown   36
        6.10 Advance Distribution for Hardship                36
        6.11 Advance Distributions for Loans to Participants  38
        6.12 Limitations on Benefits and Distributions        39
        6.13 Direct Transfer                                  39

ARTICLE VII                                                   41
    TOP HEAVY RULES                                           41
        7.1  Top Heavy Plan Requirements                      41
        7.2  Determination of Top Heavy Status                41
        7.3  Minimum Allocations                              44

ARTICLE VIII                                                  46
    TRUSTEE                                                   46

ARTICLE IX                                                    48
    AMENDMENT, TERMINATION AND MERGERS                        48
        9.1  Amendment                                        48
        9.2  Termination                                      48
        9.3  Merger or Consolidation                          48

ARTICLE X                                                     50
    MISCELLANEOUS                                             50
       10.1  Participant's Rights                             50
       10.2  Alienation                                       50
       10.3  Construction of Plan                             51
       10.4  Gender and Number                                51
       10.5  Legal Action                                     51
       10.6  Prohibition Against Diversion of Funds           51
       10.7  Bonding                                          52
       10.8  Receipt and Release For Payments                 52
       10.9  Action By The Employer                           52
       10.10 Named Fiduciaries and Allocation
             of Responsibility                                52
       10.11 Uniformity                                       53
       10.12 Headings                                         53

ARTICLE XI                                                    54
    PARTICIPATING EMPLOYERS                                   54
       11.1  Adoption By Other Employers                      54
       11.2  Requirements of Participating Employers          54
       11.3  Designation of Agent                             55
       11.4  Employee Transfers                               55
       11.5  Participating Employers Contributions            55
       11.6  Amendment                                        55
       11.7  Discontinuance of Participation                  55
       11.8  Administrator's Authority                        56
       11.9  Participating Employer Contribution for Affiliate56

                    Barr Laboratories, Inc.
          Employees Savings & Retirement Plan (401(k))


THIS  AGREEMENT  is by and between BARR LABORATORIES,  INC.  (the
"Employer")  and  THE  TRUSTEES OF THE BARR  LABORATORIES,  INC.,
Profit-Sharing Plan and Trust.

The parties hereto agree as follows:

WHEREAS, the Board of Directors of the Employer authorized the adoption of the Barr Laboratories, Inc. Profit-Sharing Plan and
Trust (the "Plan") having an original effective date of July 1, 1983; and

WHEREAS, the Board of Directors of the Employer wishes to restate and amend the terms of the Plan to conform with the requirements of the Tax Reform Act of 1986 and other subsequent legislation;
and

WHEREAS, the Board of Directors of the Employer restated and amended the Plan effective April 1, 1985, and the parties hereto agreed that the Plan would be renamed as the Barr Laboratories, Inc. Employees Savings & Retirement Plan; and

NOW, THEREFORE, effective January 1, 1989, the parties hereto agree to the terms of the Plan as follows:
                           ARTICLE I

                          DEFINITIONS


1.1 "Act"  means the Employee Retirement Income Security  Act  of
    1974, as it may be amended from time to time.

1.2 "Administrator" means the person or persons designated by the Employer or its Board of Directors pursuant to Section
    2.2 to administer the Plan on behalf of the Employer. If no such person is designated, the Employer shall be the Administrator.

1.3 "Aggregate  Account" means, with respect to each Participant,
    the  value  of  all  accounts  maintained  on  behalf  of   a
    Participant, whether attributable to Employer or Employee contributions.

1.4 "Beneficiary" means the person to whom the share of a deceased Participant's total account is payable, subject to the restrictions of Section 6.2 and 6.6.

1.5 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

1.6 "Compensation" with respect to any Participant means the total compensation paid by the Employer including base pay, overtime pay, bonuses and commissions. Amounts contributed by the Employer under the Plan and any taxable and non-taxable fringe benefits, director's fees, annual service awards and expense reimbursements shall not be considered as compensation. That portion of an Employee's Compensation that is deferred pursuant to Section 4.2 shall be considered as Compensation for all Plan purposes.

    The annual amount of Compensation taken into account for a Participant shall not exceed $200,000 (as adjusted for cost-of-living increases (pursuant to Code Section 401(a)(17)) for Plan Years beginning prior to July 1st, 1994 and $150,000 (as adjusted for cost of living increases pursuant to Code Section 401(a)(17) for Plan Years beginning on and after July 1st, 1994. In determining Compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the end of the Plan Year. If, as a result of the application of such rules, the adjusted Compensation limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation. The determination of a Participant's Compensation will be in accordance with the records maintained by the Employer and shall be conclusive.

1.7 "Elective Contribution" means contributions to the Plan that are made pursuant to the Participant's deferral election provided in Section 4.2.

1.8 "Eligible Employee" means any Employee who has satisfied the provisions of Section 3.1 other than leased employees who are included in the definition of Employee in Section 1.9.

1.9 "Employee" means any person who is employed by the Employer, but excludes any person who is employed as an independent contractor. The term Employee shall include leased employees as that term is defined in Code Section 414(n) except leased employees shall not be deemed employees for any purpose if leased employees are (i) covered by a plan described in Code Section 414(n); and (ii) leased employees do not constitute more than 20% of the Employer's nonhighly compensated workforce.

1.10"Employer"   means   Barr   Laboratories,   Inc.,   and   any
    Participating Employer (as defined in Section 11.1) which shall adopt this Plan; any successor which shall maintain this Plan; and any predecessor which has maintained this Plan. For purposes of the controlled group rules under Code
    Section 414 and all Code Sections referred to therein, the term "Employer" shall refer to any corporation, partnership or other entity which is related to Barr Laboratories, Inc. within the meaning of Code Sections 414(b), (c), (m), (n) and (o).

1.11"Excessive   Aggregate  Contributions"   means   the   amount
    described under Code Section 401(m)(6)(B).

1.12"Excessive Allocations" means salary reduction elections of a Participant in excess of the limitation under Code Section
    402(g).

1.13"Excessive   Elective   Contributions"   means   the   amount
    described under Code Section 401(k)(8).

1.14"Fiduciary"   means   any  person  who  (a)   exercises   any
    discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or
    (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including but not limited to, the Trustee, the Employer and the Administrator.

1.15"Forfeiture" means that portion of a Participant's Account that is not vested and occurs with respect to a Participant who has terminated employment at the end of a One-Year Break in Service.

1.16"Former   Participant"  means  a  person  who  has   been   a
    Participant, but who has ceased to be a Participant for any reason.

1.17"Highly  Compensated Employee" means an Employee who  at  any time during the Plan Year or preceding Plan year is an employee described in Code Section 414(q)(1); including both Highly Compensated active Employees and Highly Compensated former Employees. A Highly Compensated active Employee includes any Employee who performs services for the Employer during the determination year and who, during the look-back year (a) received Compensation in excess of $75,000 (as adjusted pursuant to Code Section 415(d); (b) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code Section 415(d) and was a member of the top-paid group for such year; or (c) was an officer of the Employer and received Compensation during such year that is greater than 150 percent of the defined contribution dollar limitation. The term Highly Compensated active Employee also includes: (a) an Employee who is both (i) described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and (ii) is one of the 100 Employees who received the most Compensation from the Employer during the look-back year or determination year. If no officer has Compensation in excess of 150 percent of the defined contribution limitation, during either a determination year or a look-back year, the highest paid officer for each such year shall be treated as a Highly Compensated Employee. The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered will be made in accordance with Code
    Section  414(q)  and  in accordance with Treasury  Regulation
    Section 1.414(q)-IT.

1.18"Hour  of  Service" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to Compensation by the Employer for the performance of duties during the applicable computation period; (2) each hour for which an Employee is directly or indirectly compensated or entitled to Compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period; (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages.

    Notwithstanding the above, no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for
    medical  or  medically  related  expenses  incurred  by   the
    Employee.

    For purposes of this Section, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premium and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of the group of Employees in the aggregate.

    An Hour of Service must be counted for the purpose of determining a Year of Service, a Break in Service and employment commencement date (or reemployment commencement date). The provisions of Department of Labor Regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

1.19"Key  Employee" means those Employees defined in Code Section
    416(i) and the Regulations thereunder.

1.20"Non-Elective    Contribution"    means    the     Employer's
    contributions to the Plan provided for in Section 4.1(a)  and
    (b).

1.21"Non-Key  Employee"  means any Employee  or  former  Employee
    (and his Beneficiaries) who is not a Key Employee.

1.22"Normal Retirement Date" means the date the Participant attains age 65.

1.23"Break  in  Service"  means  a  12-consecutive  month  period beginning on a Severance From Service date and ending on the anniversary of such date during which an Employee has not completed an Hour of Service. Solely for the purpose of determining whether a Participant has incurred a Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence".

    "An authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service or any other reason.

    A "maternity or paternity leave of absence" shall mean, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For purposes of determining whether a Break in Service has occurred, the first year of a maternity or paternity absence shall be deemed to be a Year of Service and the second year of a maternity or paternity absence shall be considered neither a Year of Service nor a Break in Service.

1.24"Participant" shall mean any Eligible Employee who satisfies the provision of Section 3.1 and who has not for any reason become ineligible to participate further in the Plan.

1.25"Participant's Employer Contribution Account" shall mean the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Non-Elective Contributions, and includes the Participant's balance in his Employee's Account under the prior provisions of the Plan.

1.26"Participant's Elective Contribution Account" shall mean the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from Elective Contributions.

1.27"Plan"  shall  mean  this instrument Barr Laboratories,  Inc.
    Employees Savings & Retirement Plan (401(k)) including all amendments thereto.

1.28"Plan  Year" means the Plan's accounting year of twelve  (12)
    months commencing on July 1st of each year and ending the following June 30th.

1.29"Regulation" means the income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

1.30"Pre-Retirement Survivor Annuity" means an annuity for the life of the Participant's spouse the payments under which must be equal to the amount of benefit which can be purchased with the accounts of a Participant used to provide the death benefit under the Plan.

1.31"Retired  Participant"  means  a  person  who  has   been   a
    Participant  but  who  has  become  entitled  to   retirement
    benefits under the Plan.

1.32"Retirement Date" means the date as of which a Participant retires on a Normal Retirement Date.

1.33   "Severance from Service Date" means the earlier of:

       (i) the date on which an Employee quits, retires, is discharged or dies; or
       (ii) the first anniversary of the date in which an Employee is absent from service for any other reason.

1.34"Suspense Account" means the total forfeitable portion of all Former Participant's Accounts which has not yet become a Forfeiture during any Plan Year.

1.35"Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

1.36"Top Heavy Plan Year" means that, for a particular Plan Year commencing after December 31, 1983, the Plan is a Top Heavy
    Plan.

1.37"Total  and Permanent Disability" means a physical or  mental condition of a Participant resulting from bodily injury, disease or mental disorder which renders him incapable of continuing his usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. The determination shall be applied uniformly to all Participants.

1.38"Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

1.39"Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

1.40"Valuation Date" means the last day of each calendar month and such other date at the discretion of the Administrator.

1.41"Voluntary   Contribution   Account"   means   the    account
    established and maintained by the Administrator for each Participant with respect to his total interest in the Plan resulting from the Participant's Voluntary Contributions made pursuant to Section 4.17 of the Plan, and includes the Participant's balance in his Employee's Account under the prior provisions of the Plan.

1.42"Voluntary   Contributions"  mean  the   Participant's   non-
    deductible  voluntary contributions made pursuant to  Section
    4.17 of the Plan.

1.43"Years of Service" means the aggregate number of years and months of service beginning on the date the Employee first performs an Hour of Service and ending on the Participant's
    Severance from Service Date.

    Years of Service with any corporation, trade or business which is a member of a controlled group of corporations or under common control [as defined by Code Section 414(b) and
    Section 414(c)] or is a member of an affiliated service group [as defined by Code Section 414(m)], or is an entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o) shall be recognized.

    In determining Years of Service, Years of Service prior to the vesting computation period in which an Employee attained his eighteenth birthday shall be excluded.
                           ARTICLE II

                         ADMINISTRATION



2.1 Powers and Responsibilities of the Employer

         (a)The Employer or its Board of Directors shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code and the Act.

         (b)The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

         (c)The Employer may to the extent permitted by law agree in writing to indemnify all persons to whom the Employer has delegated fiduciary duties, except any consultant or other person or organization hired to render services in connection with the administration of the Plan, against any and all claims, loss, damages, expense and liability arising from their responsibilities in connection with the Plan, unless the same is determined to be due to a breach of fiduciary obligation.

2.2 Assignment and Designation of Administrative Authority

    The Employer shall appoint one or more Administrators. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified.

    The   Employer,  upon  the  resignation  or  removal  of   an
    Administrator, shall promptly designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

2.3 Allocation and Delegation of Responsibilities

    If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.4 Powers, Duties and Responsibilities

    The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the
    Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power to determine all questions arising in connection with the administration, interpretation and application  of  the  Plan.  Any such  determination  by  the
    Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Agreement; provided however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a) and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

    The Administrator shall be charged with the duties of the general administrator of the Plan including, but not limited to the following:

         (a)to   determine   all  questions   relating   to   the
         eligibility of Employees to participate or remain a Participant hereunder;

         (b)to compute, certify and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

         (c)to  authorize and direct the Trustee with respect  to
         all     non-discretionary    or    otherwise    directed
         disbursements from the Trust;

         (d)to   maintain   all   necessary   records   for   the
         administration of the Plan;

         (e)to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

         (f)to determine the size and type of any insurance contract which may be purchased from an insurer or to designate the insurer from which a contract shall be purchased;

         (g)to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Trust Fund;

         (h)to prepare and distribute to Employees a procedure for notifying Participants and Beneficiaries of their rights to elect joint and survivor annuities and Pre-Retirement Survivor Annuities as may be required by the Act and Regulations thereunder;

         (i)to  prepare  and  implement  a  procedure  to  notify
         Eligible Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash; and

         (j)to assist any Participant regarding his rights, benefits or elections available under the Plan.

2.5 Records and Reports

    The Administrator shall keep a record of all actions taken and shall keep all other books of account, records and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law including, without limitation, records to establish satisfaction of the requirements of Code Section 401(k) and Code Section 401(m).

2.6 Appointment of Advisors

    The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisors and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

2.7 Information From Employer

    To  enable  the  Administrator to perform his functions,  the
    Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustees duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.8 Payment of Expenses

    All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including but not limited to fees for accountants, counsel and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust for any administration expense incurred.

2.9 Majority Actions

    Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.3, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.10Claims Procedure

    Claims for benefits under the Plan may be filed with the Administrator on forms supplied by the Employer.

    Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application thereof is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.11Claims Review Procedure

    The Administrator shall establish a claims review procedure in accordance with Section 503 of the Act.
                          ARTICLE III

                          ELIGIBILITY



3.1 Conditions of Eligibility

    An Eligible Employee who has completed an Hour of Service and attained age 18 shall be a Participant hereunder as of the first day of the month next following the date on which the Eligible Employee completes such requirements.

    Once an Eligible Employee becomes a Participant, he shall file with the Employer in writing, his and his beneficiary's post office address and each change of any such address.

3.2 Authorization   for  Elective  Contributions  and   Voluntary
    Contributions

    In order to make Elective Contributions and/or Voluntary Contributions, each Participant must make application to the Employer and agree to the terms regarding the contribution of an Elective or Voluntary Contribution on forms provided by the Employer.

3.3 Determination of Eligibility

    The Administrator shall determine the eligibility of each Eligible Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made in accordance with the Plan and the Act. Such determination shall be subject to review pursuant to Sections 2.10 and 2.11.

3.4 Termination of Eligibility

    In the event a Participant shall go from a classification of an Eligible Employee to a non-eligible Employee, such Former Participant shall continue to earn Years of Service for service completed while a noneligible Employee, until such time as his Aggregate Accounts shall be Forfeited or distributed pursuant to the terms of the Plan. Additionally, his interest in the Plan shall continue to share in the earnings of the Trust Fund.

3.5 Omission of Eligible Employee

    If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to him and had he not been omitted.
3.6 Inclusion of Ineligible Employee

    If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person, if it has not been previously distributed, shall constitute a Forfeiture for the Plan Year in which the discovery is made.
                           ARTICLE IV

                  CONTRIBUTION AND ALLOCATION



4.1 Formula     For     Determining    Employer's    Non-Elective
    Contributions

    For  each  Plan  Year, the Employer shall contribute  to  the
    Plan:

         (a)A matching contribution equal to 100% of the Elective Contributions and Voluntary Contributions of all Participants eligible to share in allocations, provided however, in determining the matching contribution specified above, Voluntary Contributions shall be considered only up to 1% of a Participant's Compensation.

         (b)A discretionary amount determined each year by the Employer pursuant to Section 4.3.

         (c)All contributions by the Employer shall be made in cash or in property as is acceptable to the Trustee.

4.2 Participant's Elective Contributions

         (a)Each   Participant  may  elect  to  defer   a   whole
         percentage of his Compensation of not more than 9%.

         (b)The    balance   in   each   Participant's   Elective
         Contribution Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

         (c)A Participant may not make withdrawals from his Participant's Elective Contribution Account prior to his attaining age 59-1/2, except in the event of Total and Permanent Disability, retirement, termination of employment or a grant of a hardship withdrawal.

         (d)The Employer and the Administrator shall adopt any procedure necessary to implement the Elective Contribution election provided for herein, including procedures for amending and terminating such elections.

         (e)In any case, where any of the foregoing provisions of this Section 4.2 are not in conformity with regulations of the Department of the Treasury that are from time to time promulgated, the nonconforming provision may be amended retroactively to assure conformity.

4.3 Amount of Employer's Contribution

    The Employer shall determine the amount of any contribution to be made to the Plan. The Employer's determination of such contribution shall be binding on all Participants, the Employer and the Trustee. The Trustee shall have no right or duty to inquire into the amount of the Employer's contribution or the method used in determining the amount of the Employer's contribution, but shall be accountable only for funds actually received by the Trustee.

4.3.1    Special Provisions for Collective Bargained Employees

    Notwithstanding any other provision of this Article IV, the following provisions shall apply to Participants represented by Local 8-149, Oil, Chemical and Atomic Workers Internation
    Union (hereinafter called "Union Participants").

         (a)A Union Participant must contribute 2% of annual straight time wages (limited if applicable to the Compensation limitations of Section 1.6) either as an Elective Contribution or Voluntary Contribution (or any combination of whole percentages thereof equalling 2%). A Union Participant may elect to contribute up to 15% of annual straight time wages either as an Elective Contribution or Voluntary Contribution (or any combination of whole percentages thereof equaling a Union Employees election) up to the limitation described in Code Section 402(q).

         (b)The    Employer   shall   contribute    a    matching
         contribution equal to 100% of the first 2% of annual straight time wages a Union Participant contributes to the Plan.

4.4 Time Of Payment Of Non-Elective Contribution

    The  Employer  shall  pay  to the  Trustee  its  Non-Elective
    Contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return.

4.5 Time Of Payment Of Elective Contribution

    The Employer shall pay to the Trustee its Elective Contribution to the Plan for each Plan Year not later then 90 days (or within the time prescribed by regulations issued by the Secretary of the Treasury) from the date such amounts are received by the Employer from the Participant; provided, however, Elective Contributions accumulated through payroll deductions shall be paid to the Trustee with reasonable promptness, and in any event will be paid by the end of the succeeding month following such payroll deductions.

4.6 Allocation Of Contributions, Earnings and Forfeitures

         (a)The Administrator shall establish and maintain an account in the name of each Participant and which shall include a separate account of amounts contributed under Sections 4.1, 4.2 and 4.17 and gains and losses attributable to each such contribution shall be accounted for on a reasonable and consistent basis. The establishment and maintenance of any account shall not require the physical separation of the assets of the Plan into individual accounts and may be individual accounts only on the books of the Employer.

         (b)The Employee shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contribution for each Plan Year. Within 45 days after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

             1)With respect to the Employer's Non-Elective Contribution pursuant to Section 4.1(b), to each Participant's
             Account in the same proportion that each such Participant's Compensation for the year bears to the total Compensation of all Participant's for such year eligible to receive an allocation.

             A Participant who performs less than 1,000 Hours of Service during a Plan Year shall not share in the Employer's Non-Elective Contribution pursuant to
             Section 4.1(b) for that year, unless required pursuant to Section 7.3(c). In the event Hours of Service cannot be determined from records maintained by the Employer for reasons other than the absence of the Employee from employment, a Participant shall be deemed to have completed 45 Hours of Service in a one-week period. A Participant eligible to receive an allocation of the Section 4.1(b) Non-Elective Contributions shall be the Participants in the active employ of the Employer on the last day of the Plan Year. Notwithstanding the foregoing, a Participant who retired, died or became Totally Disabled and who subsequently is not in the employ of the Employer on the last day of the Plan Year in which the Participant Retired, died or became Totally Disabled shall be deemed to be actively employed on the last day of such Plan year provided such Participant had completed at least 1,000 Hours of Service in the Plan Year.

             2)With respect to the Employer's Non-Elective Contribution pursuant to Section 4.1(a), to each Participant's Account in the same proportion that each such Participant's Elective Contributions and Voluntary Contributions for the Year bears to the total Elective Contributions and Voluntary Contributions of  all  Participants for such year.  In making  the
             matching   allocation  provided   above,   Voluntary
             Contributions shall be considered only up to 1% of a Participant's Compensation.

             3)With respect to Elective Contributions made pursuant to the Section 4.2, to each Participant's Elective
             Account   in   an   amount  equal   to   each   such
             Participant's Elective Contributions  for  the  Plan
             Year.

         (c)As of each Valuation Date, any earnings or losses (net appreciation or net depreciation) of the Trust Fund shall be allocated in the same proportion that each Participant's and Former Participant's accounts bear to the total of all Participants' and former Participants' accounts as of such date.

         (d)For  each  Valuation date prior to January  1,  1994,
         any amounts which became Forfeitures since the last Valuation Date shall first be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with Section 6.4(d). The remaining Forfeitures, if any, shall be allocated among the participants' Accounts in the same proportion that each such Participant's Compensation for the years bears to the total Compensation of all Participants for the year. Provided however, that in the event the allocation of Forfeitures provided herein shall cause the "annual addition" (as defined in
         Section 4.14) to any participant's Account to exceed the amount allowable by the Code, the excess shall be reallocated in accordance with Section 4.15. Except however, a Participant who performs less than a Year of Service during any Plan Year shall not share in the Plan Forfeitures for that year, unless required pursuant to Section 7.3. For each Valuation Date after January 1, 1994, forfeitures shall first be used to reinstate any previously forfeited account balances of Former Participants, if any, in accordance with Section 6.4(d) and any remaining forfeitures shall be used to reduce Employer contributions in any subsequent valuation period.

         (e)If a Former Participant is reemployed after five  (5)
         consecutive 1-Year Breaks in Service, then separate accounts shall be maintained as follows:

             1)one account for nonforfeitable benefits attributable to pre-break service; and

             2)one account representing his status in the Plan attributable to post-break service.

4.7 Limitation On Deferred Compensation Elections

    Notwithstanding the foregoing provisions of this Article IV, for each Plan Year the Administrator shall limit the amount of Elective Contributions made by Participants with respect to each Participant who is a "Highly Compensated Employee" to the extent necessary to insure that either of the following tests is satisfied:

         (a)the "Actual Deferral Percentage" for the group of eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other Employees multiplied by 1.25; or

         (b)the excess of the Actual Deferral Percentage ("ADP") for the group of eligible Highly Compensated Employees over that of all other Employees is not more than two percentage points, and the Actual Deferral Percentage for the group of eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other Employees multiplied by 2.

              "Actual Deferral Percentage" for a group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee) of (i) the amount credited to each Employee's Participant's Elective Contribution Account for the Plan year to (ii) the Employee's Compensation for the Plan Year.

4.8 Correction of Excessive Allocations

         (a)With respect to a Participant's taxable year, if the amount of contributions made pursuant to the Participant's Elective Contributions election exceeds $7,000 (as adjusted by the Secretary of the Treasury), the Participant may notify the Administrator by the March 1st following the end of such taxable year of the amount of such Excessive Allocations. A Participant is deemed to notify the Administrator of any Excessive Allocations that arise by taking into account only those Excessive Allocations made to this Plan and any other plans maintained by the Employer. Not later than the April 15th following the end of such taxable year, the Trustee shall distribute such excess amount (and the income attributable thereto) to the Participant.

         (b)The  Excessive  Allocations  to  be  distributed  are
         adjusted  for  any  income or loss up  to  the  date  of
         distribution.    The   income  or  loss   allocable   to
         Excessive Allocations is the sum of:

             1)income or loss allocable to the Employee's Participant's Elective Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Elective Account without regard to any income or loss occurring during such taxable year; plus

             2)ten percent (10%) of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

         (c)Excess Allocations are treated as annual additions under the Plan unless such amounts are distributed no later than the first April 15th following the close of Participant's taxable year.

4.9 Correction Of Excessive Elective Contributions

         (a)With respect to a Plan Year, if neither of the tests described under Section 4.8 is satisfied, the amount of the Excessive Elective Contributions (and any income attributable to such contributions) shall be distributed to the affected Participants prior to the end of the following Plan Year.

         (b)The Administrator shall undertake to distribute Excessive Elective Contributions to Plan Participants within 2-1/2 months after close of the Plan Year in which the Excessive Elective Contributions occurred. In the event that Excessive Elective Contributions are not distributed to affected Participants within 2-1/2 months after the close of such Plan Year, the Company shall be subject to a ten (10%) percent excise tax under Code Section 4979.

         (c)The  Excessive  Contributions to be  distributed  are
         adjusted  for  income  and losses  up  to  the  date  of
         distribution.    The   income  or  loss   allocable   to
         Excessive Contributions equals the sum of:

             1)income or loss  allocable   to   the   Employee's
             Participant's Elective Account for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excessive Contributions for the Plan Year and the denominator is the Participant's Elective Account on the last day of the Plan Year without regard to any income or loss occurring during the Plan Year; plus

             2)10% of the amount determined under (1) multiplied by the number of months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of the month.

         (d)Excessive Elective Contributions (including amounts recharacterized under Section 4.10) are treated as annual additions under Code Section 415.

         (e)The Actual Deferral Percentage for any eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have contributions pursuant to a Deferred Compensation election under two or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Employer is determined as if such contributions were made under a single plan. If the plans have different plan years, all plans ending within the same calendar year are treated as a single plan. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily desegregated pursuant to regulations under Code Section 401(k).

         (f)If this Plan satisfied the requirements of Code Sections 401(a)(4), 401(k) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of those Code Sections only if aggregated with this Plan, then this Section 4.10(f) is applied by determining the Actual Deferral
         Percentages of eligible Participants as if all the plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(k) only if such plans have the same plan year.

4.10Recharacterization Of Excessive Contributions

    A Participant may treat his Excessive Elective Contribution as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as contributions made pursuant to an Elective Contribution election. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Voluntary Contributions made by that Employee would exceed any stated limit under the Plan on Voluntary Contributions.

    Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such Excessive Elective Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received such amounts in cash.

4.11Limitation  On Employer Matching Contributions And  Voluntary
    Contributions

         (a)Notwithstanding  the  foregoing  provisions  of  this
         Article IV, for each Plan Year the Administrator shall limit the amount of contributions made by the Employer pursuant to Section 4.1(a) and (b) and Voluntary Contributions with respect to each Participant who is a Highly Compensated Employee to the extent necessary to insure that either of the following tests is satisfied:

             1)the"Average Contribution Percentage" (ACP) for the group of eligible Highly Compensated Employees is not more than the Actual Contribution Percentage of all other Employees for the Plan Year multiplied by 1.25; or

             2)the excess of the Average Contribution Percentage for the group of eligible Highly Compensated Employees over that of other Employees is not more than 2
             percentage   points  and  the  Average  Contribution
             Percentage for the group of eligible Participants who are Highly Compensated Employees is not more than the Average Contribution Percentage of all other Participants who are non-Highly Compensated Employees multiplied by 2.

             "Average Contribution Percentage" for a group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee) of (i) the sum of Employer's contribution under Section 4.1(a) and (b) and Voluntary Contributions made under the Plan on behalf of the Participant for the Plan Year to (ii) the Participant's Compensation for the Plan Year.

             Such Average Contribution Percentage shall include forfeitures of Excessive Aggregate Contributions or Employer's Non-Elective Contributions allocated to the Participant's account which shall be taken account in the year in which such forfeiture is allocated.

         (b)Multiple Use:  If the sum of the ADP and ACP  of  the
         Highly Compensated Employees who participate in the Plan exceeds the "Aggregate Limit", then the ACP of such Highly Compensated Employees shall be reduced (beginning with such Highly Compensated Employee whose ACP in the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Average Contribution Percentage is reduced shall be treated as an Excessive Aggregate Contribution. The ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the non-Highly Compensated Employees.

             "Aggregate Limit" shall mean the sum of (i) 125 percent of the greater of the ADP of the non-Highly Compensated Employees for the Plan Year or the ACP of non-Highly Compensated Employees for the Plan Year and
         (ii) the lesser of 200% or two plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in
         (i) above and "greater" is substituted for "lesser" after "two plus the" in (ii) if it would result in a larger Aggregate Limit.

         (c)The Administrator may treat some of all of the contributions made pursuant to the Participant's Elective Contribution election as Employer Elective Contributions to the extent the ADP test can be met before the exclusion of such Elective Contributions and continues to be met after the exclusion of such Elective Contributions.

         (d)The Contribution Percentage for any eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to receive Employer Non-Elective Contributions under two or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Employer is determined as if all Employer Non-Elective Contributions (and Voluntary Contributions) were made under a single plan. If the plans have different plan years, all plans ending within the same calendar year are treated as a single plan. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated pursuant to regulations under Code Section 401(m).

         (e)If this Plan satisfies the requirements of Code Sections 401(a)(4), 401(m) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of those Code Sections only if aggregated with this Plan, then this Section 4.11(f) is applied by determining the contribution percentage of eligible participants as if all the plans were a single plan. In calculating contribution percentages under this Section 4.11(f), Participant and nonelective contributions to the other plans are considered.

         (f)The Administrator may treat one or more plans as a single plan with the Plan whether or not the aggregated plans satisfy Code Sections 401(a)(4) and 410(b). However, those plans must then be treated as one plan under Code Section 401(a)(4), 401(m) and 410(b). Plans may be aggregated under this Section 4.11(g) only if they have the same plan year.

         (g)The determination and treatment of the contribution percentage of any participant must satisfy such other requirements as the Secretary of the Treasury may prescribe.

4.12Correction Of Excess Aggregate Contributions

         (a)Excessive Aggregate Contributions and income allocable to those contributions are forfeited, if otherwise forfeitable under this Plan, or if not forfeitable, distributed no later than the last day of each Plan Year, to Participants whom Employer Non-Elective Contributions were allocated for the preceding Plan Year. The Administrator anticipates that the Excessive Aggregate Contributions will be distributed to affected Participants within 2-1/2 months after the close of the Plan Year in which the Excessive Aggregate Contributions occurred.

         (b)If the Excessive Aggregate Contributions are not distributed to affected Participants with 2-1/2 months after the close of the Plan Year, the Employer will be subject to a 10% excise tax under Code Section 4979.

         (c)The Excessive Aggregate Contributions to be distributed are adjusted for income and losses up to the date of distribution. The income or loss allocable to Excessive Aggregate Contributions equals the sum of:

            1)income  or  loss  allocable   to   the   Employer's
             contributions under Section 4.1(b) and Voluntary Contributions for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excessive Aggregate Contributions on the last day of the Plan Year with regard to any income or loss occurring during the Plan Year; plus

                                                            2)10%
             of the amount determined under (1) above multiplied by the number of months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of the month.

         (d)Amounts forfeited by Highly Compensated Employees under this Section 4.12(d) shall be allocated pursuant to Section 4.6.

         (e)Excess Aggregate Contributions are treated as annual additions under Code Section 415.

4.13Special Rule For Family Members

    To determine the ADP and ACP of an eligible Participant who is a 5-percent owner or more of the ten most highly paid Highly Compensated Employees, contributions to the Participant's Elective Account and Employer Non-Elective Contributions and Compensation of the Participant include contributions to the participant's Elective Contributions Account, Employer Non-Elective Contributions and Voluntary Contributions and Compensation of family members [as defined in Code Section 414(q)(6)]. Family members are disregarded in determining the ADP and ACP of eligible Participants who are non-Highly Compensated Employees. Family members with respect to such Highly Compensated Employees shall be disregarded as separate employees in determining the ADP and ACP both for Participants who are non-Highly Compensated Employees and Participants who are Highly Compensated Employees.

4.14Maximum Annual Additions

         (a)Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant's Accounts for any limitation year shall equal the lesser of: (1) $30,000 or (2) twenty-five (25%) of the Participant's "415 Compensation for such Limitation Year".

         (b)For  purposes  of  applying the  limitation  of  Code
         Section 415, "annual additions" means the sum credited to a Participant's accounts for any "limitation year" of (1) Employer contributions, (2) Employee contributions, (3) Forfeitures, (4) amounts allocated, after March 31, 1984 to an individual medical account, as defined in Code Section 415(1)(1) which is part of a defined benefit plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits [as defined in Code Section 419A(d)(3)] allocated to the separate account of a Key Employee under a welfare benefit plan [as defined in Code Section 419(e)] maintained by the Employer.

         (c)For   purposes  applying  the  limitations  of   Code
         Section  415, the following are not "annual  additions":
         (1) transfer of funds from one qualified plan to another; (2) rollover contributions [as defined in Code Sections 402(a)(5), 403(a)(4), 408(d)(3) and
         409(b)(3)(C)]; (3) repayments of loans made to a Participant from the Plan; (4) repayments of distributions received by an Employee pursuant to Code 411(a)(7)(B) (cash-outs); (5) repayments of distributions received by an Employee pursuant to Code
         Section 411(a)(3)(D) (mandatory contributions); (6) Employee contributions to a simplified employee pension allowed as a deduction under Code Section 219(a); and
         (7) deductible Employee contributions to a qualified plan.

         (d)For  purposes  of  applying the limitations  of  Code
         Section 415, "415 compensation" shall mean wages within the meaning of Code Section 3401(a) (for purposes of income tax withholding at the source) but determined without regard to rules that limit remuneration included in wages based on the nature or location of the employment or the services performed.

         (e)For  purposes  of  applying the limitations  of  Code
         Section  415, the "limitation year" shall  be  the  Plan
         Year.

         (f)The limitation stated in paragraph (a)(1) above shall be adjusted annually as provided in Code Section 415(d) pursuant to the regulations prescribed by the Secretary of the Treasury. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to "limitation years" ending with or within that calendar year.

         (g)For the purpose of this Section, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution Plan.

         (h)For the purpose of this Section, if the Employer is a member of a controlled group of corporations, trades or businesses under common control [as defined by Code
         Section 1563(a) or Code Sections 414(b) and (c) as modified by Code Section 415(h)], is a member of an affiliated service-group (as defined by Code Section 414(m), or Code Section 414(o), all Employees of such Employers shall be considered to be employed by a single Employer).

         (i)For  the purpose of this Section, if this Plan  is  a
         Code   Section   413(c)  plan,  all   Employers   of   a
         Participant who maintain this Plan will be considered to be a single Employer.

             (j) 1)If a Participant participated in more than one defined contribution plan maintained by the Employer which have different Anniversary Dates, the maximum "annual additions" under this Plan shall equal the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited to such Participant's accounts during the "limitation year".

             2)If a Participant participates in both a defined contribution plan subject to Code Section 412 and a defined contribution plan not subject to Code
             Section 412 maintained by the Employer which have the same Anniversary Date, "annual additions" will be credited to the Participant's accounts under the defined contribution plan subject to Code Section 412 prior to crediting "annual additions" to the Participant's accounts under the defined contribution plan not subject to Code Section 412.

             3) If a Participant participates in more than one defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, the maximum "annual additions" under this Plan shall equal the product of (A) the
             maximum   "annual  additions"  for  the  "limitation
             year"   minus  any  "annual  additions"   previously
             credited under subparagraphs (1) or (2) above, multiplied by (B) a fraction (i) the numerator of which is the "annual additions" which would be credited to such Participant's accounts under this Plan without regard to the limitations of Code
             Section 415 and (ii) the denominator of which is such "annual additions" for all plans described in this subparagraph.

         (k)If an Employee is (or has been) a participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any "limitation year" may not exceed 1.0.

4.15 Adjustment For Excessive Annual Additions

         (a)If as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of Elective Contributions or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for a Participant, the Administrator shall:
         (1) return any Voluntary Contributions credited for the "limitation year" to the extent that the return would reduce the "excess amount" in the Participant's accounts; (2) return any Elective Contributions to the extent that the return would reduce the "excess amount" in the Participant's account; (3) hold any "excess amount" remaining after the return of any Voluntary Contributions and Elective Contributions in a suspense account" and; (4) used to reduce future Employer Non-Elective Contributions in the next "limitation year" (and succeeding "limitation years" if necessary) to all Participants in the Plan.

         (b)For purposes of this Article, "excess amount" for any Participant for a "limitation year" shall mean the excess, if any, of (1) the "annual additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual additions" determined pursuant to Section 4.9.

4.16Transfers From Qualified Plans

         (a)With the consent of the Administrator, amounts may be transferred from other qualified plans, provided that the trust from which such funds are transferred permits the transfer to be made and, in the opinion of legal counsel for the Employer, the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. The amounts transferred shall be set up in a separate account herein referred to as a "Participant's Rollover Account". Such account shall be fully vested at all times and shall not be subject to Forfeiture for any reason.

         (b)Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan, and may be withdrawn, in part or in whole, once in any 12-month period but only if the provisions of
         Section 6.10 are satisfied.

         (c)The Participant's Rollover Account shall be invested as part of the general Trust Fund and shall share in earnings and losses.

         (d)For purposes of this Section the term "amounts transferred from another qualified plan" shall mean:
         (i) amounts transferred in a trust to trust transfer to this Plan directly from another qualified plan; (ii)
         lump sum distributions received by an Employee from another qualified plan which are eligible for tax free rollover treatment and which are transferred by the Employee to this Plan within sixty (60) days following his receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified plan as a lump sum distribution, (B) were eligible for tax free rollover into a qualified plan, and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof and other than earnings on said assets; (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of his receipt thereof from such conduit individual retirement account, and (v) amounts directly rolled over to this Plan from another qualified plan pursuant to the provisions of Code Section 401(a)(31). Prior to accepting any transfers to which this Sections applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

         (e)For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code
         Section 401(a).

4.17Voluntary Contributions

         (a)Each Participant may elect to voluntarily contribute up to 6% of his aggregate Compensation earned while a Participant under this Plan. Such contributions shall be paid to the Trustee no later than 90 days from the date such amounts would otherwise be payable to the Participant in cash (or such earlier time as may be required by law. The balance in each Participant's Voluntary Contribution Account shall be fully vested at all times and shall not be subject to Forfeiture for any reason.

         (b)A Participant may elect, subject to the spousal consent rules of Section 6.5 if applicable, to withdraw his Voluntary Contributions from his Voluntary Contribution Account and the actual earnings thereon once in any 12-month period.
                           ARTICLE V

                    ACCOUNTING & VALUATIONS



5.1 Accounting

    The Trustee shall keep detailed accounts of all transactions and other specific records as shall be agreed upon in writing by the Trustee and the Employer, all of which shall be open to inspection and audit by any person or persons designated by the Employer at reasonable times.

5.2 Valuations

    Within  90  days following each July 1st and within  90  days after his removal or resignation, the Trustee shall file with the Employer and Administrator an account of financial operations and status of the Trust Fund for the preceding year, or fraction thereof in the event of removal or resignation. The Trustee shall value stocks, bonds and other similar securities or assets at fair market value.
                           ARTICLE VI

           DETERMINATION AND DISTRIBUTION OF BENEFITS



6.1 Determination Of Benefits Upon Retirement

    Upon Normal Retirement Date and following a termination of employment thereafter, all amounts credited to such Participant's Aggregate Account shall become distributable. Upon direction of the Participant, the Trustee shall distribute all amounts credited to such Participant's Aggregate Account in accordance with Section 6.5. A Participant shall be fully vested in amounts credited to the Aggregate Account upon attainment of Normal Retirement Date provided the Participant is in the employ of the Employer on such date.

6.2 Determination Of Benefits Upon Death

         (a)Upon the death of a Participant before his Normal Retirement Date or other termination of his employment, all amounts credited to such Participant's Aggregate Account shall become fully vested. On or before the Valuation Date coinciding with or next following such death, the Administrator shall direct the Trustee, in accordance with the provisions of Section 6.6 and 6.7, to distribute the value of the deceased Participant's Aggregate Account to the Participant's Beneficiary.

         (b)On or before the Valuation Date coinciding with or next following the death of a Former Participant, the Trustee in accordance with the provisions of Sections
         6.6  and  6.7,  shall distribute any  remaining  amounts
         credited to the Aggregate Account of such deceased Former participant to such Former participant's Beneficiary.

         (c)The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the Aggregate Account of a deceased participant or a deceased Former Participant as the Administrator may deem desirable.

         (d)Unless otherwise elected in the manner prescribed  in
         Section 6.6, the Beneficiary of the death benefit shall be the Participant's spouse, who shall receive such benefit in the form of a Pre-Retirement Survivor Annuity pursuant to Section 6.6; provided however, the Participant may designate a Beneficiary other than his spouse if:

             1) the Participant and his spouse have validly  waived
             the Pre-Retirement  Survivor  Annuity  in   the   manner
             prescribed in Section 6.6, and the spouse has waived his or her right to be the Participant's
             Beneficiary  in  the  manner prescribed  in  Section
             6.5, or

             2) the Participant has no spouse, or

             3) the spouse cannot be located.

             In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any such change or revocation. In the event no valid designation Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

6.3 Determination Of Benefits In Event Of Disability

    In the event of a Participant's Total and Permanent Disability prior to his Normal Retirement Date or separation from service, all amounts credited to such Participant's Account shall become fully vested. On or before the Valuation Date coinciding with or next following the event of Total and Permanent Disability, the Trustee, subject to the $3,500 distribution rule of Section 6.5(c), in accordance with the provisions of Sections 6.5 and 6.7, shall distribute to such Participant all amounts credited to such Participant's Aggregate Account as though he had retired.

6.4 Determination Of Benefits Upon Termination

         (a)On or before the Valuation Date coinciding with or subsequent to the termination of a Participant's employment for any reason other than death, Total and Permanent Disability or Retirement, a Participant may direct the distribution of a vested Aggregate Account pursuant to the provisions below.

             Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability or Normal Retirement), or at the Terminated Participant's request, the Administrator shall direct the Trustee to cause the vested portion of the Terminated Participant's Aggregate Account to be payable to such Terminated Participant; provided however, that notwithstanding the foregoing, a Terminated Participant's Vested benefit may not be paid prior to his Normal Retirement Date without his written consent if the value of the Aggregate Account exceeds $3,500. Further, the spouse of the Participant must consent in writing to any such distribution. Written consent of the Participant's spouse to the distribution must be obtained not more than 90 days before commencement of the distribution.

         (b)The vested portion of any Participant's Employer Contribution Account shall be a percentage of the total amount credited to the Participant's Employer Contribution Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

           Completed Years of Service Percentage

Less than            1                     0%
                     2                    20%
                     3                    40%
                     4                    60%
                     5                    80%
                     6 or more           100%

         (c)The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article. In the event that the Plan is amended to change or modify any vesting schedule, a participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

                                          (i)the adoption date of
                     the amendment;
                                         (ii)the  effective  date
                     of the amendment, or
                                         (iii)the  date  the   Pa
                     rticipant  receives written  notice  of  the
                     amendment   from   the   Employer   or   the
                     Administrator.

            (d)      1)                 If any Former Participant
            shall be reemployed by the Employer before a Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

            2) If any Former Participant shall be reemployed by the Employer before five (5) consecutive years of a Break in Service, and such Former Participant had received a distribution of his entire vested interest prior to his reemployment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs five (5) consecutive years of a Break in Service following the date of distribution. In the event the Former Participant does repay the full amount distributed to him, the undistributed portion of the Participant's Account must be restored in full, to the Valuation Date preceding his termination.

            3) If any Former Participant is reemployed after a Break in Service has occurred, Years of Service shall include Years of Service prior to his Break in Service subject to the following rules:

                                                         (i)If  a
                     Former  Participant has a One Year Break  in
                     Service,   his   pre-break  and   post-break
                     service shall be used for computing Years of Service for eligibility and for vesting purposes only after he has been employed for one (1) Year of Service following the date of his reemployment with the Employer;

                                           (ii)Each    non-vested
                     Former   Participant  shall   lose   credits
                     otherwise allowable under (i) above, if his consecutive years of a Break in Service equal or exceed five (5) years;

                                          (iii)after   five   (5)
                     consecutive years of a Break in Service, a Former participant's vested account balance attributable to pre-break service shall not be increased as a result of post-break service;

                                           (iv)if  a  Former   Pa
                     rticipant completes one (1) Year of  Service
                     for   eligibility  purposes  following   his
                     reemployment with the Employer, he shall participate in the Plan retroactively from his date of reemployment;

                                            (v)if  a  Former   Pa
                     rticipant completes a Year of Service (a  1-
                     Year  Break in Service previously  occurred,
                     but  employment  had  not  terminated),   he
                     shall participate in the Plan retroactively from the first day of the Plan Year during which he completes one (1) Year of Service.

6.5 Distribution Of Benefits

             (a)     1)                 Unless otherwise  elected
             as provided below, a Participant who is married on the "annuity starting date" and who retires under the Plan shall receive the value of his Aggregate Account in the form of a joint and survivor annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to sixty-six and two-thirds percent (66-2/3%) of the rate at which such benefits were payable to the Participant. Such married participant may elect in writing to waive the joint and survivor annuity subject to the spousal consent rules under
             Section 6.5(a)(2).

                                       The  Participant may elect
             to receive an annuity benefit with continuation of payments to the spouse at a rate of between 50% and 100% inclusive, of the rate payable to the Participant during his lifetime. An unmarried Participant shall receive the value of his benefit in the form of a life annuity. Such unmarried Participant, however, may elect in writing to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the joint and survivor annuity by a married participant but without the spousal consent requirement.

                     2)                 Any election to waive the
             joint and survivor annuity must (i) be made by the Participant in writing during the election period,
             (ii) be consented to by the Participant's spouse in writing, and (iii) designate a specific Beneficiary which may not be changed without spousal consent. Such spouse's written consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Additionally, a Participant's waiver of the joint and survivor annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations. The election made by the Participant and consented to by his spouse may be revoked by the Participant in writing with the consent of the spouse at any time during the election period. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse. Spousal consent that is obtained under this Section shall not be valid unless the participant has received notice as provided under Section 6.5(a)(5).

                     3)                 The  election  period  to
             waive the joint and survivor annuity shall be the 90 day period ending on the "annuity starting date".

                      4)                  For  purposes  of  this
             Section, the "annuity starting date" means the first day of the first period for which an amount is received as an annuity (whether by reason of retirement or disability).

                      5)                  With  regard   to   the
             election, the Administrator shall in not less than 30 days and not more than 90 days before the "annuity starting date" provide the Participant a written explanation of:

                                             (i)the   terms   and
                     conditions   of  the  joint   and   survivor
                     annuity, and
                                           (ii)the  Participant's
                     right  to make and the effect of an election
                     to  waive  the  joint and survivor  annuity,
                     and
                                         (iii)the  right  of  the
                     Participant's  spouse  to  consent  to   any
                     election to waive the joint and survivor annuity, and
                                          (iv)the  right  of  the
                     Participant to revoke such election, and the effect of such revocation, and
                                           (v)the relative  value
                     of the optional forms of benefit provided under the Plan.

         (b)In the event of a married Participant duly elects pursuant to paragraph (a)(2) above not to receive the retirement benefit in the form of a joint and survivor annuity, or if such Participant is not married, in the form of a life annuity, the Administrator shall direct the Trustee to distribute to a Participant or his Beneficiary any amount to which he is entitled under the Plan in one or more of the following methods:

                     1)                 One  lump-sum payment  in
             cash or in property;

                     2)                 Payments  over  a  period
             certain in monthly, quarterly, semiannual or annual case installments, after first having (A) segregated the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other liquid short-term security or (B) purchased a nontransferable annuity contract providing for such payment. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and his designated Beneficiary); or

                     3)                 Purchase of or  providing
             an annuity. However, such annuity may not be in any form that will provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and his designated beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and his designated Beneficiary).

         (c)A Retired Participant's vested benefit derived from Employer and Employee contributions may not be paid without his written consent if the value exceeds $3,500. Further, the spouse of a Retired Participant must consent in writing to any such distribution. If the value of the Retired Participant's benefit derived from Employer and Employee contributions does not exceed $3,500, the Administrator may immediately distribute such benefit without such Retired Participant's consent. No distribution may be made under the preceding sentence after the annuity starting date unless the Participant and the Participant's spouse consent in writing t such distribution. Written consent of the Participant and the Participant's spouse to the distribution must be obtained not more than 90 days before commencement of the distribution.

         (d)Distribution of a Participant's Accounts  must  begin
         by   the  first  day  of  April  of  the  calendar  year
         following the calendar year in which the Participant attains age 70-1/2 except for a Participant who attains age 70 1/2 before January 1, 1988. Distribution of the Account of a Participant who attains age 70 before January 1, 1988 must begin as described below:

                     1)                 By the first day of April
             of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs if a Participant is not a 5% owner.

                     2)By the first day of April following the later of:

                     (i)the calendar year in which the Participant attains age 70-1/2;
                     or
                     (ii)the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5% owner, or the calendar year in which the Participant retires if a Participant is a 5% owner.

                     3)                 By  April 1,  1990  if  a
             Participant attains age 70-1/2 during 1988  and  has
             not  retired as of January 1, 1989 and is not  a  5%
             owner.

                                       A  Participant is  treated
             as a 5% owner for purposes of this Section if such Participant is a 5% owner as defined in Code
             Section  416(i) (determined in accordance with  Code
             Section 416 but without regard to whether the plan is top heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent Plan Year.

                                        Once  distributions  have
             begun to a 5% owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5% owner in a subsequent year.

                     4)                All distributions required
             under this Article VI shall be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of
             Section 1.401(a)(9)-2 of the Regulations.

6.6 Distribution Of Benefits Upon Death

         (a)Unless otherwise elected as provided below, a vested Participant who dies before the annuity starting date and who has a surviving spouse shall have his death benefit made available immediately to his surviving spouse in the form of a Pre-Retirement Survivor Annuity.

         (b)Any election to waive the Pre-Retirement Survivor Annuity must be made by the Participant in writing during the election period and shall require the spouse's irrevocable consent in the same manner provided for in Section 6.5(a)(2). Further, the spouse's consent may acknowledge the specific non-spouse Beneficiary or may be a general consent.

         (c)The election period to waive the Pre-Retirement Survivor Annuity shall begin on the first day of the
         Plan  Year in which the Participant attains age  35  and
         end on the date of the Participant's death. In the event a vested Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

         (d)With regard to this election, the Administrator shall provide each Participant within the applicable period, a written explanation of the Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to Section 6.5(a)(5).

         (e)The applicable period for a Participant is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) a reasonable period ending after the individual becomes a Participant; (iii) a reasonable period ending after this Section 6.6 first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates before attaining age 35.

         (f)For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii) and (iii) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

         (g)If the value of the Pre-Retirement Survivor Annuity is less than $3,500, the Administrator shall direct the immediate distribution of such amount to the Participant's spouse; provided, however if such distribution is to be made after the annuity starting date, then such surviving spouse must consent in writing to such distribution. If the value exceeds $3,500, an immediate distribution of the entire amount may be made to the surviving spouse, provided such surviving spouse consents in writing to such distribution.

             (h)     1)                 In  the event  the  death
             benefit is not paid in the form of a Pre-Retirement Survivor Annuity, it shall be paid to the
             Participant's Beneficiary be either of the following methods, as elected by such Beneficiary:

                                          (i)One lump-sum payment
                     in cash or in property;

                                          (ii)Payment  in   equal
                     monthly, quarterly, semi-annual or annual cash installments over a period certain.

                     2)                 In  the event  the  death
             benefit payable pursuant to Section 6.2 is payable in installments, then, upon the death of the Participant, the Administrator shall direct the Trustee to segregate into a separate Trust Fund(s) the death benefit, and the Trustee shall invest such segregated Trust Funds separately, and the funds accumulated in such Trust Fund(s) shall be used for the payment of the installments here in above provided.

                      3)                  The  Administrator  may
             direct the Trustee to (1) accelerate any installment payment to a participant's Beneficiary at such Beneficiary's request, or (2) at such Beneficiary's request, purchase for the benefit of such Beneficiary, an annuity with all monies or property held in the segregated Trust Fund(s).

                                          (i)If  the distribution
                     of  a  Participant's benefit  has  begun  in
                     accordance   with  a  method   selected   in
                     Section 6.5 and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 6.5 as of his date of death.

                                          (ii)If   a  Participant
                     dies  before  he  has begun to  receive  any
                     distributions  of  his  interest  under  the
                     Plan,    his   death   benefit   shall    be
                     distributed  to his Beneficiaries  within  5
                     years after his death.

         (i)The 5-year distribution requirement of Section 6.6(h) shall not apply to any portion of the deceased Participant's interest which is payable t or for the benefit of a designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than one (1) year after the date of the Participant's death (or such later date as may be prescribed by Treasury regulations).

             Except however, in the event the Participant's spouse is his Beneficiary, the requirement that distribution commence within one year of a Participant's death shall not apply. In lieu thereof, such distribution must commence no later than the date on which the deceased Participant would have attained age seventy and one-half (70-1/2). If the surviving spouse dies before the distributions to such spouse begin, then the 5-year distribution requirement of
         Section  6.6(h)  shall apply as if the spouse  were  the
         Participant.

         (j)For purposes of this section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) may be redetermined, but not more frequently than annually and in accordance with such rules as may be prescribed by Treasury regulation. Further, life expectancy and joint and last survivor expectancy shall be computed using the return multiples of Regulation 1.72-9.

6.7 Time Of Segregation Or Distribution

    Except as limited by Sections 6.5 and 6.6, whenever the Trustee is to make a distribution or to commence a series of payments on or as of a Valuation Date, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable. Except however, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

         1) the date on which the Participant attains the earlier of age 65,

         2) the 5th Anniversary of the year in which the Participant commenced participation in the Plan, or

         3) the date the Participant terminates his service with the Employer.

6.8 Distribution For Minor Beneficiary

    In the event a distribution is to be made to a minor, then the Administrator may, in the Administrator's sole discretion, direct that such distribution be paid to the legal guardian, or if none, to parent of such Beneficiary or a responsible adult with whom the Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer and Plan from further liability on account thereof.

6.9 Location Of Participant Or Beneficiary Unknown

    In the event that all, or any portion of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be reallocated in the same manner as a
    Forfeiture pursuant to this Agreement. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

6.10 Advance Distribution For Hardship

         (a)The Administrator may direct the Trustee to distribute to any Participant or his Beneficiary in any one Plan Year up to 100% of the vested portion of his Participant's Aggregate Account (including for this purpose, the Participant's Elective Contribution Account including income thereon as of June 30, 1989, plus Elective Contribution made after June 30, 1989 but no income after such date), valued as of the last
         Valuation Date, in the case of proven financial necessity as provided under Section 6.10(b).

         (b)Financial necessity shall mean:

                     1)                 medical expenses incurred
             by the Participant, the participant's spouse or any dependent of the Participant, or amounts that are necessary for the Participant, the Participant's spouse or any dependent of the Participant to obtain medical service;

                     2)                 the  purchase  (excluding
             mortgage payments) of a principal residence for the Participant;

                     3)                the payment of tuition for
             the  next 12 months of post-secondary education  for
             the    Participant,   his   spouse,   children    or
             dependents;

                     4)                 the  need to prevent  the
             eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence; or

                     5)                 any other relevant  facts
             and   circumstance  that  the  Administrator   shall
             determine creates financial necessity based on the following criteria:

                        (A)the financial need is immediate and heavy;
                         (B)the financial need is necessary to  the
                         physical  or  mental well being  of  the
                         Participant    or   the    Participant's
                         immediate family;
                         (C)the financial need is not related to
                         an item or service that is connected  to
                         recreation,  convenience  or   pleasure;
                         and
                          (d)any  other objective criteria that the
                         Administrator may apply and which shall be added as an amendment to the Plan.

         (c)In order to receive a hardship distribution, the distribution must be necessary to satisfy an immediate and heavy financial need of the participant. Such need shall be deemed to exist if the following requirements are satisfied:

                     1)   the amount of the distribution does not
             exceed the amount of the Participant's immediate and heavy financial need; including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution;

                      2)    the  Participant  has  received   all
             distributions (other than hardship distributions) and nontaxable loans available under all qualified plans maintained by the Employer;

                     3)   all  plans maintained by  the  Employer
             (including nonqualified plans of deferred compensation but excluding contributions made to a health and welfare plan) provide that the Participant may not make an Elective Contribution election and Voluntary Contributions for at least 12 months after receipt of the hardship distribution; and

                     4)   all qualified plans maintained  by  the
             Employer provide that the Participant may not make an Elective Contribution election for the Participant's taxable year immediately following the taxable year of the hardship distribution in an amount greater than the limitation under Code
             Section 402(g) $7,000 as adjusted) less the amount of the Participant's Elective Contributions for the taxable year of the hardship distribution.

         (d)No income attributable to contributions made pursuant to a Participant's Elective Contributions election may be withdrawn. A Participant can resume participation as of the first day of the calendar quarter following the expiration of the 12-month suspension period.

         (e)If applicable, a married Participant's election for a distribution pursuant to this Section 6.10 must be consented to by his spouse in the manner provided by
         Section 6.6.

         (f)The Administrator shall establish such rules and procedures with respect to a hardship distribution including suspension from further contributions, as it shall from time to time determine. No forfeitures shall occur as a result of any hardship distribution.

         (g)Hardship  distributions  shall  be  limited  to   one
         distribution in any 12 consecutive month period.

6.11 Advance Distributions For Loans To Participants

         (a)The Trustee may make loans to Participants and Beneficiaries under the following circumstances:

                     1)   loans  shall be made available  to  all
             Participants  and  Beneficiaries  on  a   reasonably
             equivalent basis;

                     2)   loans  shall not be made  available  to
             Highly Compensated Employees, as defined under  Code
             Section 414(q) in an amount greater than the amount made available to other Participants and Beneficiaries;

                     3)   loans shall bear a reasonable  rate  of
             interest;

                    4)  loans shall be adequately secured; and

                     5)   shall  provide  for periodic  repayment
             over a reasonable period of time.

         (b)Loans   with   principal  amounts  and/or   repayment
         periods exceeding the limits set forth below shall not be made under the Plan.

         (c)Loans shall not be granted to any Participant or  his
         Beneficiary   that   provide  for  a  repayment   period
         extending  beyond  such Participant's Normal  Retirement
         Date.

         (d)Loans made pursuant to this Section shall be limited to the lesser of:

                      (i)               $50,000  reduced  by  the
             excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or

                      (ii)               one-half  (1/2)  of  the
             present  value  of  the  vested  interest  of   such
             Participant's Combined Account maintained on behalf of the Participant under the Plan.

         (e)Loans shall provide periodic repayment over a period not to exceed five (5) years; provided however, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a principal residence of the Participant, shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years.

         (f)For the purposes of this section all plans of the Employer shall be considered one Plan.

         (g)No loans shall be made to any owner-employee.

         (h)Any  loan  made  pursuant to this Section  where  the
         vested account of the Participant is used to secure such loan shall require the written consent of the Participant's spouse. Such written consent must be obtained within the 90 day period prior to the date the loan is made.

6.12 Limitations On Benefits And Distributions

     All rights and benefits, including election, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order" as those terms are defined in Code Section 414(p).

6.13 Direct Transfer

     The provisions of this Section 6.13 shall be effective for distributions occurring on and after January 1, 1993.

         (a)In the event a Participant, alternate payee under a Qualified Domestic Relations Order described in Code
         Section  414(p)  or  any other beneficiary  entitled  to
         benefits under the Plan, is entitled to receive an "eligible rollover distribution" from the Plan then such Participant, alternate payee or beneficiary may request that any or all of the taxable portion of the distribution be paid directly from the Plan into an "eligible retirement plan" specified by the Participant, alternate payee or beneficiary in a direct rollover, provided that if a Participant, alternate payee or other beneficiary elects to make a direct rollover of a portion of the taxable distribution and to receive a distribution of the remaining balance, then the portion of the distribution paid in a direct rollover to an "eligible retirement plan" must be at least $200.

             Distributions which are less than $200 are not eligible for direct rollover under this Section 6.13.

         (b)For purposes of this section, the following terms shall have the meanings stated herein:

                     (i)  "Eligible  Retirement  Plan"  means  an
             individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, a qualified trust described under Code Section 401(a) that accepts eligible rollover distributions or a Code Section 403(b) annuity. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity only.

                       (ii)                 "Eligible    Rollover
             Distribution" means any distribution of all or any portion of the balance to the credit of the Participant's account, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments for the life or life expectancy of the Participant, alternate payee or beneficiary whichever is applicable) or payable for a specified period of ten or more years; any distribution to the extent such distribution is required under Section 8.02 of the Plan and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (c)In the event a Participant, alternate payee or other beneficiary does not elect to have the taxable portion of a distribution paid directly to an Eligible Retirement Plan, then such portion of the distribution shall be subject to mandatory withholding at a rate of 20%.

         (d)A Participant shall be entitled to a period of at least 30 days and not more than 90 days to determine whether or not a distribution shall be directly rolled over from the date a Participant is provided notice under Code Section 402(f); except that a Participant may waive the 30 day requirement if the Participant is informed of a Participant's right to a 30 day period. A Participant will be deemed to have waived the 30-day requirement if such Participant makes an affirmative election to make or not make a direct rollover within the 30-day period. A waiver under this Section (d) shall not be deemed a waiver with respect to Code Sections 401(a)(11) or 417.
                          ARTICLE VII

                        TOP HEAVY RULES



7.1  Top Heavy Plan Requirements

         (a)For any Top Heave Plan Year the Plan shall provide the special minimum allocation requirements of Code
         Section 416(c) pursuant to Section 7.3 of the Plan.

         (b)The special minimum allocation requirements under this Section shall be in addition to any Employer
         Elective Contribution.

7.2  Determination Of Top Heavy Status

         (a)This Plan shall be a Top Heavy Plan for any Plan Year commencing after December 31, 1983 in which as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees, or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group exceeds sixty percent (60%) of the Present Value of Accrued Benefits or, the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

             If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group with includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Participant has not performed any services for the Employer maintaining the Plan (other than benefits under the Plan) at any time during the five year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

         (b)This Plan shall be a Super Top Heavy Plan for any Plan Year commencing after December 31, 1983 in which, as of the Determination Date, (1) the present Value of Accrued Benefits of Key Employees, or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of the Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

         (c)Aggregate   Account:    A   Participant's   Aggregate
         Account as of the Determination Date is the sum of:

                     1)   Participant's Combined Account  balance
             as  of the most recent valuation occurring within  a
             twelve   (12)   months   period   ending   on    the
             Determination Date;

                     2)   an adjustment for any contributions due
             as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in the first Plan Year;

                     3)   any Plan distributions made within  the
             Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984 and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph;

                    4)  any Voluntary Contributions;

                     5)   with respect to unrelated rollovers and
             plan-to-plan   transfers  (ones   which   are   both
             initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Participant's Aggregate Account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance;

                     6)   with  respect to related rollovers  and
             plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the participant's aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted; and

                     7)   for the purposes of determining whether
             two   employers  are  to  be  treated  as  the  same
             employer in (5) and (6) above, all employers aggregated under Code Sections 414(b), (c), (m) or
             (o) are treated as the same employer.

         (d)"Aggregation   Group"   means   either   a   Required
         Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                      1)    Required   Aggregation   Group:    In
             determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a Participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                         In  the  case of a Required  Aggregation
             Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                      2)    Permissive  Aggregation  Group:   The
             Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

                         In  the case of a Permissive Aggregation
             Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                     3)   Only  those  plans of the  Employer  in
             which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

                     4)   An Aggregation Group shall include  any
             terminated   plan  of  the  Employer   if   it   was
             maintained within the last five (5) years ending on the Determination Date.

         (e)"Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first
         Plan Year, the last day of such Plan year.

         (f)present Value of Accrued Benefit: In the case of a defined benefit plan a Participant's Present Value of Accrued Benefit shall be as determined under the provisions of the applicable defined benefit plan. The Accrued Benefit of an Employee (other than a Key Employee) shall be determined under the method which is used for general purposes for all plans of the Employer or, if there is no method so described, as if such benefit accrued not more rapidly than the slowest benefit accrued under Code Section 411(b)(1)(c).

         (g)"Top Heavy Group" means an Aggregation group in which, as of the Determination Date the sum of:

                     1)  the Present Value of Accrued Benefits of
             Key   Employees  under  all  defined  benefit  plans
             included in the group, and

                     2)   the Aggregate Accounts of Key Employees
             under all defined contribution plans included in the group exceeds sixty percent (60%) of a similar sum determined for all Participants.

7.3  Minimum Allocations

         (a)Minimum  Allocation  Required  for  Top  Heavy   Plan
         Years: Notwithstanding the provisions of Section 4.14 for any Top Heavy Plan Year, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's "415 Compensation". However, if (i) the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Key Employee for such Top Heavy Plan Year be less than three percent (3) of each Key Employee's "415 Compensation" and (ii), this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of each Key Employee. However, in determining whether a Non-Key Employee has received the required minimum allocation contained herein, any Employer contribution attributable to a salary reduction or similar arrangement shall not be taken into account.

             Except however, no such minimum allocation shall be required in this Plan for any Non-Key Employee who participates in another defined contribution plan subject to Code Section 412 included with this Plan in a Required Aggregation Group.

         (b)For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contribution and Forfeitures allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee.

         (c)For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Account of all Non-Key Employees who are participants and who are employed by the Employer on the last day of the Plan year, including Non-Key Employees who have:

                    1)  failed to complete a Year of Service and

                     2)  declined to make mandatory contributions
             (if required) to the Plan, and

                     3) been excluded from participation because of their level of Compensation.

         (d)In lieu of the above, in any Plan Year in which a Non-Key Employee is a Participant in both this Plan and a defined benefit pension plan included in a Required Aggregation Group which is top heavy, the Employer shall not be required to provide such Non-Key Employee with both the full separate defined benefit plan minimum benefit and the full separate defined contribution plan minimum allocation.

             Therefore, for any Plan Year when the Plan is a Top Heavy Plan, Non-Key Employees who are participating in this Plan and a defined benefit plan maintained by the Employer shall receive a minimum monthly accrued benefit in the defined benefit plan equal to the product of (1) one-twelfth (1/12th) of "415 Compensation" averaged over a five (5) consecutive "limitation years" (or actual "limitation years" if less) which produce the highest average and (2) the lesser of (i) two percent (2%) multiplied by Years of Service when the Plan is top heavy or (ii) twenty percent (20%).

         (e)For the purposes of this Section "415 Compensation" shall be as defined in Section 4.14(d) but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b).
                          ARTICLE VIII

                            TRUSTEE



8.1 The Employer shall select an individual or individuals or institution to serve as Trustee. The Trustee shall be a fiduciary and shall be responsible for the control and management of any assets of the Plan.

8.2 The Trustee shall receive, hold, invest and reinvest all contributions and monies of the Plan. Investments shall be limited to property of a character which is consistent with the Code for investments under qualified plans. Such investments shall be made from contributions and monies directed to the Plan.

8.3  The Trustee may also:

         (a)Apply for, purchase, hold and own any insurance policies in accordance with Plan provisions;

         (b)Invest in any general and separate investment accounts maintained and administered by an insurer from monies held in connection with qualified employee retirement plans, and to determine the allocation of contributions among such accounts;

         (c)Invest in bonds, common and preferred stocks and other securities including shares of open-end, management-type investment companies or unit investment trusts as defined by the Investment Company Act of 1940;

         (d)Sell for cash or credit at public or private sales, exercise rights, convert, redeem, exchange or otherwise dispose of investments in the Trust Fund;

         (e)Hold any part of the Trust Fund invested and deposit same with any banking institution;

         (f)Join  in,  dissent from or oppose any reorganization,
         recapitalization,   consolidation,   sale   or    merger
         affecting investments held;

         (g)Vote stocks and other votable investments through proxies or voting trusts on discretionary as well as ministerial matters;

         (h)Carry investments in the name of a nominee or nominees or in bearer form, and

         (i)Do all such acts as the Trustee may deem necessary to administer the Trust Fund.

     In making investments, the Trustee has a wide latitude in the selection of investments and shall not be restricted to securities or other property of a character authorized or required by applicable law for such investments. However, the Trustee shall exercise the judgment and care under the circumstances then prevailing, which men of prudence, discretion and intelligence familiar with such matters exercise in a like situation and shall diversify such investments so as to minimize the risk of large losses. If two or more persons are designated as Trustee, each is required to use reasonable care to insure that his fellow trustees do not breach their responsibilities. The Trustee may delegate any of his ministerial powers and duties hereunder to his agents and other persons.

8.4 Any Trustee may resign at any time by giving 60 days notice in writing to the Employer. The Employer may remove any
     Trustee  at  any  time upon 60 days written  notice  to  the
     Trustee. In the case of resignation or removal of any Trustee, the Employer may appoint a successor Trustee. The appointment of a successor Trustee shall become effective upon his acceptance in writing addressed to the Employer, and upon such acceptance, such Trustee shall be vested with all the rights, powers and duties of his predecessor.

8.5 Any instrument executed by the Employer, Participant or his Beneficiary shall be received by the Trustee as conclusive evidence of any matters mentioned in the instrument. The Trustee as conclusive evidence of any matters mentioned in the instrument. The Trustee shall be fully protected in taking, permitting or omitting any action in reliance on the instrument and shall incur no liability or responsibility for so doing.

8.6 If more than one person has been designated and serves as Trustee, the signature of any one trustee may be accepted by any interested party as conclusive evidence that the Trustee has duly authorized the action therein set forth and as representing the will of and binding upon all the said trustees. No person receiving such documents or dealing with any of the said trustees in good faith and in reliance thereon shall be obliged to ascertain the validity of such action under the terms of the Plan.
                           ARTICLE IX

               AMENDMENT, TERMINATION AND MERGERS



9.1  Amendment

     The Employer shall have the right at any time to amend this Plan. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates; no such amendment shall cause any reduction in the amount credited to the account of any Participant or reduce the vested percentage of any Participant, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; and no such amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may be made without the Trustee's and the Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment that affects the duties of the trustee hereunder.

     For the purposes of this Section, a Plan amendment which has the effect of eliminating an optional form of benefit or decreasing, or eliminating any retirement benefit or retirement subsidy (as provided in Treasury Regulations) shall be treated as reducing the amount credited to the account of a Participant.

9.2  Termination

     The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. A complete discontinuance of the Employer's contributions to the Plan shall be deemed to constitute a termination. Upon any termination (full or partial) or complete discontinuance of contributions, as determined under Regulations all amounts credited to the affected Participant's Aggregate Account shall become 100% vested and shall not thereafter be subject to Forfeiture. Upon such termination of the Plan, the Employer, by written notice to the Trustee and Administrator, shall direct complete distribution of the assets in the Trust Fund to the Participants, in cash or in kind, in one distribution as soon as practicable; provided however, that any distribution made pursuant to this Section shall be subject to the rights of consent afforded to the Participant's spouse pursuant to Section 6.5.

9.3  Merger Or Consolidation

     This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other Plan and Trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation.
                           ARTICLE X

                         MISCELLANEOUS



10.1 Participant's Rights

     This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any participant or Employee. Nothing contained in this Plan shall be deemed to give any participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

10.2 Alienation

         (a)Subject to the exceptions provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary)
         shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; and no such benefit shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any such person, nor shall it be subject to attachment or legal process for or against such person and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

         (b)This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan for any reason under any provision of this Agreement. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed shall equal such indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the discretion of the Administrator, to apply against or discharge such indebtedness. Prior to making payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such indebtedness is to be deducted in whole or part from his Participant's Combined Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claims against his vested Participant's Combined Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.10 and 2.11.

         (c)This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p) and domestic relations orders permitted to be so treated under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order", a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

10.3 Construction Of Plan

     This Plan and Trust shall be construed under laws of the State of New Jersey other than its laws respecting choice of law, to the extent not preempted by the Act or other
     Federal law.

10.4 Gender And Number

     Wherever any words are used herein in the masculine, feminine or neuter gender they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

10.5 Legal Action

     In the event any claim, suit or proceeding is brought regarding the Trust and/or Plan established hereunder and the claim, suit or proceeding is resolved in favor of the Trustee or Administrator they shall be entitled to be reimbursed  from  the  Trust Fund for  any  and  all  costs, attorney's fees and other expenses pertaining thereto incurred by them for which they shall have become liable.

10.6 Prohibition Against Diversion Of Funds

         (a)Except  as  provided below and otherwise specifically
         permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus of income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for or diverted to purposes other than the exclusive benefit of Participants, Retired Participants or their Beneficiaries.

         (b)In the event the Employer shall make an excessive contribution under a mistake of fact pursuant to
         Section 403(c)(2)(A) of the Act, the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer may demand repayment of such excessive contribution at any time within one (1) year period. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

         (c)All    contributions   shall   be   conditioned    on
         deductibility. Any contribution determined not to be deductible can be returned to the Employer.

         (d)Notwithstanding any provision to the contrary, except Sections 3.7 and 4.1(d), any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and to the extent any such deduction is disallowed, the Employer may within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

10.7 Bonding

     Every Fiduciary, except a bank or an insurance company as described under Section 412(a)(2) of the Act, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided however, that the minimum bond shall be $1,000 and the maximum bond $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group or class to be covered and their predecessors, if any, during the preceding Plan Year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Section
     412(a)(2)  of  the Act), and the bond shall  be  in  a  form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator be paid from the Trust Fund or by the Employer.

10.8 Receipt And Release For Payments

     Any payment to any Participant, his legal representative, Beneficiary or to any guardian or committee appointed for such participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

10.9 Action By The Employer

     Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

10.10Named Fiduciaries And Allocation Of Responsibility

     The  "named Fiduciaries" of this Plan are (1) the  Employer,
     (2) the Administrator and (3) the Trustee. The named Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the sole authority to appoint and remove the Trustee, the Administrator and any Investment Manager which may be provided for under the Plan; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for each direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

10.11Uniformity

     All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

10.12Headings

     The   headings  and  subheadings  of  this  Plan  have  been
     inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

                           ARTICLE XI

                    PARTICIPATING EMPLOYERS



11.1 Adoption By Other Employers

     Notwithstanding anything herein to the contrary, with consent of the Employer and Trustee, any other corporation or entity, whether an affiliate or subsidiary or not, may adopt this Plan and all provisions hereof and participate herein and be known as a Participating Employer, by a property executed document evidencing said intent and will of such Participating Employer.

11.2 Requirements Of Participating Employers

         (a)Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

         (b)The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers as well as all increments thereof.

         (c)The  transfer  of  any  Participant  from  or  to  an
         Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan and all amounts credited to such Participant's Account, as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan shall continue to his credit.

         (d)All rights and values forfeited by termination of employment shall inure only to the benefit of the Employee-Participants of the Participating Employer by which the forfeiting Participant was employed, except if the Forfeiture is for an Employee whose Employer is a member of an affiliated or controlled group, then said Forfeiture shall be allocated based on Compensation t all Participant Accounts of
         Participating Employers who are members of the affiliated or controlled group. Should an Employee of one ("First") Employer be transferred to an associated ("Second") Employer (the Employer, an affiliate or subsidiary), such transfer shall not cause his account balance (generated while an Employee of "First" Employer) in any manner or by any amount to be forfeited. Such Employee's Participant Account balance for all purposes of the Plan, including length of service, shall be considered as though he had always been employed by the "Second" Employer and as such has received contributions, forfeitures, earnings or loss and appreciated or depreciation in value of assets totaling amount so transferred.

         (e) Any expenses of the Trust which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

11.3 Designation Of Agent

     Each  Participating Employer shall be deemed to be  part  of this Plan; provided however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

11.4 Employee Transfers

     It is anticipated that an Employee may be transferred between Participating Employers and in the event of any such transfer, the Employee involved shall carry with him, his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

11.5 Participating Employers Contributions

     Any contribution or Forfeiture subject to allocation during each Plan Year shall be allocated among all Participants of all Participating Employers in accordance with the provisions of this Plan. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an
     Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

11.6 Amendment

     Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder, shall only be by the written action of each and every participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

11.7 Discontinuance of Participation

     Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event it has established a separate pension plan for its Employees. If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VIII hereof. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for, or delivered for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

11.8 Administrator's Authority

     The  Administrator shall have the authority to make any  and
     all   necessary  rules  or  regulations  binding  upon   all
     Participating Employers and all Participants to effectuate the purpose of this Article.

11.9 Participating Employer Contribution For Affiliate

     If any Participating Employer is prevented in whole or in part from making a contribution to the Trust Fund which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then pursuant to Code Section 404(a)(3)(B) so much of the contribution which such Participating Employer was so prevented from making may be made for the benefit of the participating employees of such Participating Employer, by the other Participating Employers who are members of the same affiliated group within the meaning of Code Section 1504 to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this paragraph which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this paragraph.

     A Participating Employer on behalf of whose employees a contribution is made shall not reimburse the contributing participating Employers.


IN WITNESS WHEREOF, this Agreement has been executed on the 11 day of October, 1994.




BY  /s/ Catherine F. Higgins